Net Loss Per Share Attributable to Athenex, Inc. Common Stockholders (Tables)	9 Months Ended
Sep. 30, 2017
Earnings Per Share [Abstract]
Schedule Outstanding Shares of Common Stock Equivalents Excluded from the Calculation of Diluted Net Loss Per Share

The following outstanding shares of common stock equivalents were excluded from the calculation of diluted net loss per share attributable to common stockholders for the periods presented because including them would have been antidilutive:

	Year Ended December 31,		Nine Months Ended September 30,
	2015	2016	2016	2017
			(unaudited)
Stock options and other common stock equivalents	10,601,684	9,624,689	11,250,456	9,989,045
Unvested restricted shares	1,162,221	948,484	1,427,370	444,544

Total potential dilutive shares	11,763,905	10,573,173	12,667,826	10,433,589